UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 25, 2023

GALERA THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39114	46-1454898
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

45 Liberty Blvd #230

Malvern, PA 19355

(Address of principal executive offices) (Zip Code)

(610) 725-1500

(Registrant’s telephone number, include area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	GRTX	The Nasdaq Stock Market LLC (Nasdaq Global Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On September 25, 2023, Galera Therapeutics, Inc. (the “Company”) received written notice (the “Notice”) from The Nasdaq Stock Market, LLC (“Nasdaq”) notifying the Company that the Company is no longer in compliance with the minimum Market Value of Publicly Held Shares (“MVPHS”) of $15,000,000 required for continued listing on The Nasdaq Global Market as set forth in Nasdaq Listing Rule 5450(b)(2)(C) (the “Minimum MVPHS Requirement”). The Notice has no effect at this time on the listing of the Company’s common stock, par value $0.001 per share (“Common Stock”), which continues to trade on The Nasdaq Global Market under the symbol “GRTX”.

In accordance with Nasdaq Listing Rule 5810(c)(3)(D), the Company has a period of 180 calendar days, or until March 25, 2024 (the “Compliance Date”), to regain compliance with the Minimum MVPHS Requirement. To regain compliance with the Minimum MVPHS Requirement, the Company’s MVPHS must close at $15,000,000 or more for a minimum of 10 consecutive business days prior to the Compliance Date.

If the Company does not regain compliance with the Minimum MVPHS Requirement by the Compliance Date, Nasdaq will notify the Company that its securities are subject to delisting, at which point the Company may appeal the delisting determination to a Nasdaq hearings panel. There can be no assurance that, if the Company decides to appeal the delisting determination, such an appeal would be successful.

The Company intends to actively monitor its MVPHS and may, if appropriate, consider implementing available options to regain compliance with the Minimum MVPHS Requirement under the Nasdaq Listing Rules. The Company may also submit an application to transfer the listing of its Common Stock to The Nasdaq Capital Market, which requires the Company to meet the continued listing requirements for The Nasdaq Capital Market and pay an application fee to Nasdaq. There can be no assurance that the Company will be able to regain compliance with the Minimum MVPHS Requirement, or maintain compliance with any other listing requirements, or satisfy the requirements necessary to transfer the listing of its Common Stock to The Nasdaq Capital Market.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this Current Report on Form 8-K that do not relate to matters of historical fact should be considered forward-looking statements, including, but not limited to, statements regarding the Company’s ability to regain compliance with the Minimum MVPHS Requirement, the Company’s intention to actively monitor its MVPHS and the Company’s plans to consider implementing available options to regain compliance, including transferring the listing of its Common Stock to The Nasdaq Capital Market. The Company’s actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of important risks and uncertainties, including without limitation the risk that the Company may not meet the Minimum MVPHS Requirement by the Compliance Date or in the future, the risk that the Company may not otherwise meet the requirements for continued listing under the Nasdaq Listing Rules, the risk that Nasdaq may not grant the Company relief from delisting if necessary, and the risk that the Company may not ultimately meet applicable Nasdaq requirements if any such relief is necessary, among other important risks and uncertainties. A further description of the risks and uncertainties relating to the business of the Company is contained in the Company’s most recent annual report on Form 10-K and the Company’s quarterly reports on Form 10-Q filed with the Securities and Exchange Commission. The Company undertakes no duty or obligation to update any forward-looking statements contained in this report as a result of new information, future events or changes in its expectations.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GALERA THERAPEUTICS, INC.

Date: September 26, 2023	By:	/s/ J. Mel Sorensen, M.D.
J. Mel Sorensen, M.D.
President and Chief Executive Officer